DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2011
DISCONTINUED OPERATIONS
DISCONTINUED OPERATIONS

NOTE 4. DISCONTINUED OPERATIONS

As a result of entering into a definitive agreement to sell our interest in Creighton University Medical Center (“CUMC”), we reclassified CUMC into discontinued operations in the three months ended June 30, 2012, and we have classified the hospital’s results of operations as discontinued operations for all periods presented based on the guidance in Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) 205, “Presentation of Financial Statements” (“ASC 205”).

In May 2012, we completed the sale of Diagnostic Imaging Services, Inc. (“DIS”) in Louisiana. As a result of the sale, DIS was reclassified into discontinued operations in the three months ended June 30, 2012, and we have classified DIS’ results of operations as discontinued operations for all periods presented based on the guidance in ASC 205.

We recorded a $6 million impairment charge in discontinued operations during the year ended December 31, 2011, for the write-down of goodwill related to our diagnostic imaging center business in Louisiana. Material adverse trends in our most recent estimates of future operating results of the centers, primarily due to our limited market presence, indicated that the carrying value of the goodwill exceeded its fair value. As a result, we reduced the carrying value of the goodwill to its fair value determined based on an appraisal.

Effective April 1, 2010, we completed the sale of certain of our owned assets at NorthShore Regional Medical Center (“NorthShore”), located in Slidell, Louisiana, for approximately $16 million of cash proceeds. At that time, we also terminated our operating lease agreement for the hospital. We recorded $1 million of net impairment and restructuring charges in discontinued operations during the year ended December 31, 2010, consisting of a $3 million write-down of land to expected sales proceeds related to a previously divested hospital, partially offset by $1 million in impairment credits to discontinued operations relating to an increase in the estimated fair values of NorthShore’s long-lived assets, less estimated costs to sell, and $1 million for a reduction in reserves recorded in previous periods.

We recorded $12 million of net impairment and restructuring charges in discontinued operations during the year ended December 31, 2009, consisting of $3 million for the write-down of long-lived assets to their estimated fair values, less estimated costs to sell, a $2 million charge for the write-down of goodwill related to NorthShore, and $7 million in employee severance, lease termination and other exit costs.

Net operating revenues and income (loss) before income taxes reported in discontinued operations are as follows:

	Years Ended December 31,
	2011	2010	2009
Net operating revenues	$216	$240	$419
Income (loss) before income taxes	(41)	10	(9)

Included in loss before income taxes from discontinued operations in the year ended December 31, 2011 is approximately $14 million of expense related to the settlement of two Hurricane Katrina-related class action lawsuits, which amount is net of approximately $10 million of expected recoveries from our reinsurance carriers in connection with the settlement. We had previously recorded a $5 million reserve for this matter as of December 31, 2010. Also included in loss before income taxes from discontinued operations in the year ended December 31, 2011 is approximately $17 million of expense recorded in litigation and investigation costs allocable to certain of our previously divested hospitals related to changes in the reserve estimate established in connection with a governmental review and an accrual for a hospital-related tort claim, each as further described in Note 15.

Should we dispose of additional hospitals or other assets in the future, we may incur additional asset impairment and restructuring charges in future periods.